                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.    )

Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          AMERICAN GROWTH FUND, INC.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/ / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/X/ Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                           AMERICAN GROWTH FUND, INC.

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               FEBRUARY 15, 1996

                            ------------------------

TO THE SHAREHOLDERS OF AMERICAN GROWTH FUND, INC. (THE 'FUND'):

     Notice is hereby given that a Special Meeting (the 'Meeting') of Shareholders of the Fund will be held at the office of the Fund, 410 17th Street, Suite 800, Denver, Colorado 80202 on February 15, 1996 at 2:00 p.m. mountain standard time for the following purposes:

          1. To elect 5 Directors of the Fund.

          2. To approve or disapprove amendments to the Articles of Incorporation of the Fund to authorize the designation and redesignation of the Fund's shares into one or more series and/or classes of shares.

          3. To approve or disapprove further separate amendments to the Articles of Incorporation of the Fund (seven separate subproposals), in each case as described in the accompanying Proxy Statement.


          4. To ratify or reject the selection of KPMG Peat Marwick LLP as independent accountants for the 1996 fiscal year.

          5. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     Only shareholders of record of the Fund at the close of business on December 26, 1995 are entitled to receive notice of and to vote at the Meeting, and at any and all adjournments thereof.

                                          By order of the Board of Directors,
                                          ROBERT BRODY
                                          Chairman

Denver, Colorado
January 8, 1996

                            ------------------------

                 YOUR VOTE IS IMPORTANT REGARDLESS OF HOW MANY
                      SHARES YOU OWNED ON THE RECORD DATE.


                            ------------------------

IF YOU CANNOT ATTEND THE MEETING, PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                           AMERICAN GROWTH FUND, INC.
                           410 17TH STREET, SUITE 800
                             DENVER, COLORADO 80202
                                 (800) 525-2406
                               ------------------

                                PROXY STATEMENT

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of American Growth Fund, Inc. (the 'Fund') to be used at a Special Meeting of shareholders of the Fund and any adjournment or adjournments thereof (the 'Meeting'). The Meeting is scheduled to be held on February 15, 1996 at 2:00 p.m. mountain standard time at the offices of the Fund, 410 17th Street, Suite 800, Denver, Colorado 80202. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Meeting and described below.

     The most recent annual report of the Fund has previously been sent to shareholders and may be obtained without charge by contacting the Fund at 410 17th Street, Suite 800, Denver, Colorado 80202, telephone number (800) 525-2406.

     It is expected that the Notice of Meeting, this Proxy Statement and the accompanying form of Proxy will be first mailed to shareholders on or about January 12, 1996.


     The Directors have fixed the close of business on December 26, 1995 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. As of the record date, 11,562,806 shares of capital stock of the Fund, par value $0.01 per share, were outstanding.


     As of the record date, to the knowledge of the Fund, no person owned beneficially more than 5% of the Fund's shares. The number of shares of the Fund owned beneficially directly or indirectly by each of the Fund's Directors and executive officers as of the record date is set forth in Proposal No. 1. As of the record date, the Directors and the officers as a group owned beneficially directly or indirectly 311,616 or 2.7% of the Fund's outstanding shares.

                               TABLE OF CONTENTS


                                                                         PAGE
                                                                       --------
Proxy Statement.....................................................          1
Table Of Contents...................................................          2
Introduction........................................................          3
  Voting, Quorum....................................................          3
  Solicitation of Proxies...........................................          4
  Amendment and Restatement of the Articles of Incorporation........          4
Proposal No. 1......................................................          4
Proposal No. 2......................................................          6
Proposal No. 3......................................................          9
Proposal No. 4......................................................         13
Other Business......................................................         14
Next Meeting Of Shareholders........................................         14

Exhibits                                                               EXHIBITS
  Proposed Amended and Restated Articles of Incorporation...........          A

                                  INTRODUCTION

VOTING, QUORUM

     Each share of the Fund is entitled to one vote on each matter; no shares have cumulative voting rights. Shares held by two or more persons (whether as joint tenants, co-fiduciaries or otherwise) will be voted as follows unless a written instrument or court order providing to the contrary has been filed with the Secretary of the Fund: (1) if only one votes, his vote will bind all; (2) if more than one votes, the vote of the majority will bind all; and (3) if more than one votes and the vote is evenly divided, the shares will be voted in accordance with the determination of a majority of such persons together with any person appointed to act by a court of competent jurisdiction, or, in the absence of such appointment, the vote will be cast proportionately.

     Approval of Proposal No. 1 requires the affirmative vote of a plurality of the votes cast by shareholders on such Proposal at the Meeting. Approval of Proposal No. 2 and each subproposal of Proposal No. 3 requires the affirmative vote of a majority of the shares of the Fund outstanding and entitled to vote at the Meeting, present in person or represented by proxy. Approval of Proposal No. 4 requires the affirmative vote of a majority of the votes cast by shareholders on such Proposal at the Meeting.

     A quorum for the transaction of business is constituted by the presence in person or by proxy of the holders of not less than a majority of the outstanding shares of the Fund entitled to vote at the Meeting. If, by the time scheduled for the Meeting, a quorum of shareholders of the Fund is not present or if a quorum is present but sufficient votes in favor of each of the Proposals described in this proxy statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders of the Fund. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or represented by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interests of the Fund's shareholders. If such adjournment is for more than 120 days after the record date, the Fund will give notice of the adjourned Meeting to shareholders.

     In tallying shareholder votes, abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees which cannot be voted on a proposal because instructions have not been received from the beneficial owners) will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. If a proposal must be approved by a percentage of 'votes cast' on the proposal (i.e., Proposals Nos. 1 and 4), abstentions and broker non-votes will not be counted as 'votes cast' on the proposal and will have no effect on the result of the vote. If a proposal must be approved by a majority of the shares issued and outstanding (i.e., Proposal No. 2 and each subproposal of Proposal No. 3), abstentions and broker non-votes will be considered to be both present and issued and outstanding and, as a result, will have the effect of being counted as votes against the proposal.


     If the accompanying form of proxy is properly executed and returned in time to be voted at the Meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon by the shareholder. Executed proxies that are unmarked will be voted FOR each proposal (or subproposal thereof) submitted to a vote of the shareholders. Any proxy may be revoked at any time prior to its exercise by providing written notice of revocation to the Fund, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. The Fund will request each bank or broker holding shares for others in its name or custody, or in the names of one or more nominees, to forward copies of the proxy materials to the persons for whom it holds such shares and to request authorization to execute the proxies. Upon request, the Fund will reimburse such banks and brokers for their out-of-pocket expenses in connection therewith.

SOLICITATION OF PROXIES

     One half of the cost of the solicitation (including the cost of the Meeting and the cost of printing, assembling and mailing of proxy materials) will be borne by the Fund, with the balance borne in approximately equal amounts by Investment Research Corporation, the investment adviser to the Fund (the 'Adviser') and American Growth Fund Sponsors, Inc., the Fund's distributor (the 'Distributor').


     Directors and officers of the Fund, and officers and employees of the Adviser and the Distributor, may also solicit proxies, without compensation. Proxies may be solicited by mail, in person or by telephone. Proxies may be recorded pursuant to telephone or electronically transmitted instructions obtained pursuant to procedures reasonably designed to verify that such instructions have been authorized. Although the Fund does not currently intend to use any outside solicitation services, the Fund reserves the right to use such a service if Fund management determines it to be appropriate. The cost of using any such service, which is not expected to exceed $15,000, will be borne by the Fund, the Adviser and the Distributor in the same proportion as the other costs of the solicitation.

AMENDMENT AND RESTATEMENT OF THE ARTICLES OF INCORPORATION

     In connection with the proposed amendments to the Articles of Incorporation of the Fund described in Proposals Nos. 2 and 3, the Fund has prepared a form of Articles of Amendment and Restatement, a copy of which is attached as Exhibit A to this Proxy Statement. The form of Articles of Amendment and Restatement contains all amendments of the Fund's Articles of Incorporation made to date as well as the amendments now proposed to be made.

     If Proposal No. 2 and all subproposals contained in Proposal No. 3 are approved by shareholders, the Fund will file Articles of Amendment and Restatement with the Department of Assessments and Taxation of the State of Maryland in substantially the form of Exhibit A. If Proposal No. 2 is approved but all of the subproposals contained in Proposal No. 3 are not approved, the Fund will file Articles of Amendment reflecting solely the amendments contained in Article Fourth of Exhibit A and the amendments contained in the subproposals of Proposal No. 3 that are approved. If any or all of the subproposals contained in Proposal No. 3 are approved but Proposal No. 2 is not approved, the Fund will file Articles of Amendment reflecting solely the amendments approved in such subproposals of Proposal No. 3.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     At a meeting of the Board of Directors held November 22, 1995, in accordance with the Fund's Articles of Incorporation and By-Laws the Board authorized that the size of the Board be set at five persons, Thereupon, the Directors who are not interested persons of the Fund (the 'Disinterested Directors') within the meaning of the Investment Company Act of 1940, as amended (the '1940 Act'), selected and nominated, and the Board unanimously elected, Mr. Harold Rosen as a Director of the Fund. In addition, the Disinterested Directors unanimously nominated for reelection as Directors by the Fund's shareholders the 5 persons described below. Each nominee has consented to being named in this proxy statement and to serve, if elected, from the Meeting until such time as he resigns or is removed from office by the Directors or shareholders of the Fund. Should one or more nominees not be able to serve for any reason, the persons named in the proxy will vote for the substitute or substitutes, if any, selected and nominated by the Disinterested Directors.

                                                                                                 NUMBER OF SHARES
                                                                                                      OWNED
                                                                                                   BENEFICIALLY
                                                                                                   DIRECTLY OR
NAME                       AGE                 POSITIONS AND BUSINESS EXPERIENCE                    INDIRECTLY
------------------------   ---    ------------------------------------------------------------   ----------------
Robert Brody*...........   70     Director of the Fund since 1958. President of the Fund;          233,157 (2.0%)
                                    President and a Director of the Fund's Adviser; President
                                    and Director of the Fund's Distributor.
Michael J. Baum, Jr.....   78     Director of the Fund since 1959. Investor in securities and          155 (0.1%)
                                    real estate; President of Baum Securities, M & N
                                    Investment Company and First Avenue Corporation, all of
                                    which are real estate investment companies.
Eddie R. Bush...........   55     Director of the Fund since 1987. Certified Public                 13,742 (0.1%)
                                    Accountant.
Don S. Strauss..........   71     Director of the Fund since 1986. Previously President of           6,772 (0.1%)
                                    Majestic Industries, Inc., a manufacturer of janitorial
                                    supplies.
Harold Rosen............   68     Director of the Fund since 1995. President and owner of           13,173 (0.1%)
                                    Bi-Rite Furniture Stores.

------------------
* Mr. Brody is an 'interested person' of the Fund within the meaning of the 1940 Act.

COMPENSATION OF DIRECTORS AND OFFICERS

     The Fund does not pay any direct remuneration to any officer or Director who is an interested person within the meaning of the 1940 Act. Each Disinterested Director is currently paid a fee per meeting attended of $400 and reimbursed for all expenses incurred in connection with any meeting.

     During the Fund's most recently completed fiscal year, Messrs. Baum, Bush and Strauss, the only Disinterested Directors serving during that year, were each paid the following compensation by the Fund:


                           AGGREGATE COMPENSATION
                              PAID BY THE FUND
                           DURING THE FISCAL YEAR
NAME OF DIRECTOR            ENDED JULY 31, 1995
------------------------   ----------------------
Michael J. Baum, Jr.....            $800
Eddie R. Bush...........             800
Don S. Strauss..........             800



None of the above named persons received any retirement benefits or other form of deferred compensation from the Fund. There are no other funds that together with the Fund constitute a Fund Complex.

DIRECTORS' MEETINGS

     The number of regularly scheduled and special meetings, including telephone meetings, held by the Board of Directors during the Fund's fiscal year ended July 31, 1995 was 3. Each of the Directors then serving attended 100% of the total number of such meetings. The Board of Directors does not have any standing audit committee or nominating committee.

OFFICERS OF THE FUND

     The following is information concerning the persons who are the executive officers of the Fund:

                                                                                         NUMBER OF SHARES
                                                                                              OWNED
                                                                                           BENEFICIALLY
       NAME AND                                                                            DIRECTLY OR
POSITION WITH THE FUNDS   AGE        PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE           INDIRECTLY
-----------------------   ---    -----------------------------------------------------   ----------------
Robert Brody ..........   70     President and Director of the Adviser; President and         See above
President and Director             Director of the Distributor.
Timothy E. Taggart ....   42     Vice President and Director of the Adviser; Secretary        715 (0.1%)
Treasurer                          and Director of the Distributor.
D. Leann Baird ........   47     Secretary and Director of the Adviser.                    12,425 (0.1%)
Secretary

              THE DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE 'FOR'
                  THE NOMINEES FOR DIRECTOR IN PROPOSAL NO. 1.

              APPROVAL OF AMENDMENTS TO ARTICLES OF INCORPORATION
               TO PERMIT MULTIPLE-CLASS DISTRIBUTION ARRANGEMENTS
                                (PROPOSAL NO. 2)


     The Board of Directors recommends that the shareholders of the Fund approve amendments to the Fund's Articles of Incorporation which would permit the Board, without any further shareholder approval or other action, to issue one or more additional classes of shares having such preferences or special or relative rights and privileges as the Board may determine. In addition, these amendments would also permit the issuance of Fund shares in different series, each of which series would represent interests in a different investment portfolio of the

Fund. Exhibit A is a form of Articles of Amendment and Restatement for the Fund containing, in Article Fourth, the proposed amendments discussed in this Proposal No. 2, and the discussion herein is qualified in its entirety by reference to Exhibit A. See 'Introduction--Amendment and Restatement of Articles of Incorporation' above for further information concerning the proposed filing of Articles of Amendment and Restatement.


     The principal purpose of these amendments is to permit the Fund to take advantage of alternative methods of selling shares through a multiple-class distribution program. At present, the Fund's shares are sold to investors at a public offering price equal to the Fund's net asset value per share plus sales charges (or 'sales loads') that are reduced or waived on certain purchases, all as reflected in the Fund's prospectus and statement of additional information as in effect at the time of sale. Currently, the Fund does not use its assets to pay for the expenses and costs of distribution, or shareholder services related to distribution, of its shares (also frequently referred to as 'Rule 12b-1 fees').


     In connection with the approval of this Proposal No. 2, the existing shares of the Fund will be designated as Class D shares. In addition, it is the current intention of the Directors to establish three additional classes of shares for the Fund in order to implement a multiple-class distribution program.


     THE DIRECTORS HAVE DETERMINED THAT ALTHOUGH DISTRIBUTION-RELATED AND SHAREHOLDER SERVICING-RELATED CHARGES MAY BE PAID BY ANY NEW CLASS, THE FUND'S CURRENT SHARES (THE PROPOSED CLASS D SHARES) WILL NOT BE SUBJECT TO RULE 12B-1 FEES AT THIS TIME, WHETHER FOR DISTRIBUTION OR SHAREHOLDER SERVICING. The Fund does not currently anticipate proposing any Rule 12b-1 fees on the Class D shares in the foreseeable future, and any such proposal for the adoption of such fees would require approval by the Class D shareholders. In connection with the implementation of the multiple-class distribution program, the Fund will limit the general availability of Class D shares to the existing beneficial holders of Class D shares at the time of implementation, to the Fund's, the Adviser's and the Distributor's directors and officers and their spouses and family members, as well as registered representatives selling shares of the Fund and their spouses and family members, and to certain institutional investors, including banks, corporations and accounts managed by specified types of fiduciaries.

     The creation of additional separate classes of shares will permit the Directors to allocate the ongoing costs and expenses associated with the distribution of shares of a class and distribution-related servicing of shareholders of the class to the investors who elect to purchase that particular class of shares. SHAREHOLDERS WHO CURRENTLY OWN SHARES OF THE FUND WILL NOT BEAR ANY PORTION OF SUCH COSTS.

     The three proposed new classes of shares of the Fund, Class A shares, Class B shares and Class C shares, are currently contemplated to be offered with the following characteristics:


          1. Class A shares will be sold with (i) a front-end sales charge of 5.75%, which will be reduced on purchases in excess of $50,000 and (ii) continuing Rule 12b-1 fees at an annual rate of up to .30 of 1% of the average daily net asset value of the Class A shares. Of the Rule 12b-1 fees, up to .25 of 1% of average daily net assets would be used to pay for shareholder servicing related to distribution of shares of the class (a 'service fee') and total Rule 12b-1 fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the class. The Class A shares would have characteristics identical to the characteristics of the existing shares of the Fund (the proposed Class D shares) except that the Class D shares will not have the Rule 12b-1 fees.


          2. Class B shares will be sold without a front-end sales charge, but will be subject to (i) a contingent deferred sales charge ('CDSC') payable with respect to shares when they are redeemed, which charge would decline to zero over a seven year period, and (ii) a continuing Rule 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class B shares, of which .75 of 1% would be payments in respect of distribution services rendered (a 'distribution fee') and .25 of 1% would be a service fee. It is also proposed that individual Class B shares will automatically convert (without any charge to the shareholder) to Class A shares (with their lower Rule 12b-1 fees) shortly after the seventh anniversary of their purchase.


          3. Class C shares will be sold without a front-end sales charge, but will be subject to (i) a 1% CDSC for the first year after sale and (ii) a continuing Rule 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares, of which .75 of 1% would be a distribution fee and .25 of 1% would be a service fee. Unlike the Class B shares, the Class C shares will not convert to any other class.


In addition, the Board may in the future create other classes of shares having other characteristics pertaining to the payment of distribution-related or shareholder servicing-related costs and expenses. While the final characteristics of the Class A, Class B and Class C shares (or any future classes), including the applicable distribution-related and shareholder servicing-related charges, may vary from those described above, regardless of the final characteristics of each class no class will bear the distribution-related or shareholder servicing-related costs and expenses of any other class, and in the case that the Fund is divided into separate series, no series will bear the distribution-related or shareholder servicing-related costs and expenses of any other series.


     Other than with respect to distribution-related and shareholder servicing-related matters, all classes of shares of the Fund (or classes of any future separate series) would generally participate in all respects on an equal proportionate basis with all other classes of shares of the Fund (or of such separate series), including with respect to investment income, realized and unrealized gains and losses on portfolio investments and all other operating expenses (except for certain expenses relating solely to a particular class or series such as any incremental shareholder servicing fees and the printing of proxy statements for a meeting of shareholders of a particular class or series). All classes of shares of the Fund (or separate series) will vote together as a single class at meetings of shareholders, except that shares of a class (or series) which are affected by any matter in a materially different manner from shares of other classes (such as approval of a Rule 12b-1 plan for a class) or other series (such as investment policies of the series) will vote as a separate class or series and that holders of shares of a class or series not affected by a matter will not vote on that matter.

     In connection with approving the submission of this Proposal No. 2 to shareholders of the Fund, the Directors considered that the implementation of the multiple-class distribution program would provide investors with additional methods of purchasing the Fund's shares, which could lead to increased sales of shares. This in turn could possibly minimize or prevent any adverse effects of redemptions requiring inopportune liquidation of portfolio securities and the forgoing of favorable investment opportunities, and may improve the ability of the Fund to deal in larger blocks of securities and obtain more favorable pricing on portfolio transactions. In addition, the Directors considered that an increase in asset size could enable the Fund to achieve savings where certain costs (such as legal and audit expenses and Directors' fees) unrelated to the size of the Fund are spread over a larger asset base.

     Any decision as to whether the multiple-class distribution program ultimately will be implemented will be determined in light of then existing business conditions. However, the Directors recommend that the Fund's Articles of Incorporation be amended at this time in order to permit the Fund to offer Class A, Class B and Class C shares, and to enable the Fund to take advantage of such opportunities that may exist in the future to offer additional classes.

     Although there is no current intention to do so, if the Directors in the future should determine to offer separate series of the Fund (for example, a Money Market Fund), the Fund could achieve certain economies of scale with respect to the Fund's fixed costs unrelated to the size of the Fund's assets. No series would bear the advisory, shareholder servicing-related or distribution-related expenses or costs of any other series. Notwithstanding the proposed amendments, the Directors will not be obligated to create any new series. In addition, there can be no assurance that any economies of scale would be realized if any new series are created.

      THE DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE 'FOR' PROPOSAL NO. 2.

           APPROVAL OF OTHER AMENDMENTS TO ARTICLES OF INCORPORATION
                 (PROPOSAL NO. 3 CONTAINING SEVEN SUBPROPOSALS)


     It is proposed that the shareholders of the Fund approve various additional amendments to the Fund's Articles of Incorporation which are described in each subproposal discussed below. Exhibit A contains a form of Articles of Amendment and Restatement for the Fund containing the proposed amendments discussed in this Proposal No. 3, and the discussion herein is qualified in its entirety by reference to Exhibit A. See 'Introduction--Amendment and Restatement of Articles of Incorporation' above for further information concerning the proposed filing of Articles of Amendment and Restatement.


     As discussed in more detail below, most of the proposed amendments are intended to bring the Fund's Articles of Incorporation into conformity with standard terms contained in many Articles of Incorporation of Maryland corporations organized today. At the time the Fund was organized, over 37 years ago, mutual funds organized as Maryland corporations included in their Articles of Incorporation many more provisions than do such funds organized today. As explained further below, many of these provisions are redundant of restrictions or regulations otherwise applicable to the Fund pursuant to the 1940 Act or the rules thereunder or Maryland corporate law, or appear to be intended to prevent certain potential abuses that may have been a threat to the operations of a mutual fund in 1958 but generally are no longer viewed as such today due to subsequent amendments to the 1940 Act or the promulgation of certain of the rules thereunder.


     In addition to the following specified amendments, the Board of Directors proposes to make certain technical amendments for the purposes of including conforming provisions to reflect facts existing at the time of the filing of Articles of Amendment and Restatement or to conform to the specific amendments contained in Proposal No. 2 and this Proposal No. 3. While the specific conforming amendments are not described herein, the approval by shareholders of this Proposal No. 3 will be considered to be approval of any technical amendments required to conform the Articles of Incorporation, as amended, or Articles of Amendment and Restatement, as the case may be, to the amendments approved at the Meeting and otherwise to bring the Fund's Articles of Incorporation, as amended or amended and restated, up to date.


              THE DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE 'FOR'
               EACH SUBPROPOSAL CONTAINED IN THIS PROPOSAL NO. 3.

(A) Elimination of Investment Restrictions Contained in Article Second.

     It is proposed that shareholders approve the elimination of the investment restrictions contained in Paragraph 1 of Article Second of the Articles of Incorporation (the 'charter restrictions'). THE BOARD OF DIRECTORS AND FUND MANAGEMENT BELIEVE THAT THERE ARE NO MATERIAL DIFFERENCES BETWEEN THE CHARTER RESTRICTIONS AND THE FUND'S CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS, WHICH

ARE SET FORTH IN THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION. ACCORDINGLY, APPROVAL OF THE ELIMINATION OF THE CHARTER RESTRICTIONS WILL NOT CHANGE THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS. However, this approval will enable the Fund to make such changes in the future in the manner and to the extent permitted by the 1940 Act. The Board of Directors believes that this added flexibility is in the best interests of the Fund and its shareholders. While the 1940 Act requires a shareholder vote to approve any such changes, the vote required by the 1940 Act is smaller than that required for charter amendments under Maryland law.


     The 1940 Act requires all mutual funds to adopt and disclose, in their prospectus and/or statement of additional information, certain 'fundamental' investment restrictions that cannot be changed without the vote of a 'majority of the outstanding voting securities' of the fund (a '1940 Act majority'). 'Majority of outstanding voting securities' is defined for purposes of the 1940 Act as the lesser of (a) more than 50% of the outstanding shares of a fund or
(b) 67% of the shares represented at a meeting of shareholders at which more than 50% of the outstanding shares of the fund are present in person or represented by proxy. In contrast, an amendment to the Fund's Articles of Incorporation requires approval by more than 50% of the Fund's outstanding shares, which is a more burdensome requirement than simply obtaining a 1940 Act majority.

     The Board understands that few mutual funds organized today include investment restrictions in their Articles of Incorporation. Moreover, the Board believes that the requirement of a 1940 Act majority vote to approve any change to a fundamental policy adequately protects shareholders against unexpected or undesired future changes in fundamental investment policies and restrictions while avoiding unnecessarily burdensome additional requirements for any such change.



     The charter restrictions proposed to be eliminated are as follows:


          [T]he [Fund] shall not


                (a) purchase any securities on margin;


                (b) participate on a joint or joint and several basis in any trading account in any securities;


                (c) contract to sell any security except to the extent that the same shall be owned by the [Fund];



                (d) purchase the securities of any person, firm, association, corporation, syndicate, combination, organization, government (other than the United States of America) or any subdivision thereof, if, upon such purchase, more than 5% of its total assets, determined in such manner as may be approved by the Board of Directors of the [Fund] and applied on a consistent basis, would consist of the securities of such person, firm, association, corporation, syndicate, combination, organization, government or subdivision;


                (e) borrow any money, except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 10% of its total assets taken at cost;


                (f) mortgage or pledge any of its property, real or personal;


                (g) lend any of its funds or other assets other than through the purchase of bonds, debentures, notes and other evidences of indebtedness as herein authorized;


                (h) purchase the securities of any person, firm, association, corporation, syndicate, combination, organization, government or any subdivision thereof, if, upon such purchase, the [Fund] would own more than 10% of any class of the outstanding securities of such person, firm, association, corporation, syndicate, combination, organization, government or subdivision. For the purposes of this restriction, all kinds of securities of a company representing debt shall be deemed to constitute a single class, regardless of relative priorities, maturities, conversion rights and other differences, and all kinds of stock of a company preferred over the common stock as to dividends or in liquidation shall be deemed to constitute a single class regardless of relative priorities, series designations, conversion rights and other differences;


                (i) purchase the securities of any investment company or investment trust (as such items may reasonably be understood by the [Fund]), other than the [Fund], except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission or except when such purchase though not made in the open market is part of a plan of merger or consolidation;


                (j) Purchase the securities of any person, firm, association, corporation, syndicate, combination or organization, the business of which has been in continuous operation for less than three years, such period to include the period of operation of any predecessor if the issuer whose securities are proposed to be acquired has come into existence as the result of a merger, consolidation, reorganization or the purchase of substantially all of the assets of such predecessor if the purchase by the [Fund] of any such securities at the time thereof would cause more than 5% of the total assets of the [Fund] to be invested in securities of the type described in this paragraph
           (j); provided that any purchases of securities of any such person, firm, association, corporation, syndicate, combination or organization shall be limited to those the business of which at the time of purchase is that of (1) a public utility subject to supervision or regulation as to its rates or charges by a commission or board or officer of the United States or of any state or territory thereof, or of the Government of Canada or of any province of Canada or (2) operating pipe or transmission lines for the transmission of oil, gas or electric energy or like products;


                (k) underwrite the sale of, or participate in any underwriting or selling group in connection with the public distribution of, any securities (other than the capital stock of the [Fund]), provided, however, that this provision shall not be construed to prevent or limit in any manner the right of the [Fund] to purchase securities for investment purposes.


As stated above, the Board of Directors believes that these restrictions do not differ materially from the fundamental investment restrictions set forth in the Fund's prospectus and statement of additional information.


     Based on the foregoing, the Board of Directors believes that the proposed amendment is in the best interest of shareholders of the Fund.


(B) Elimination of Reporting Requirements in Connection with, and Restrictions on, Sales of Shares to Certain Persons.

     Paragraph 2 of Article Second of the Fund's Articles of Incorporation prohibits sales of shares by the Fund's Distributor to the Adviser, the Distributor, or to the Fund's, Adviser's or Distributor's officers, directors and employees unless (i) the sale is made at a price not less than the public offering price, and (ii) the purchaser advises that Fund that the purchase is made for investment purposes and agrees to advise the Fund of any sale of shares of the Fund within two months of such purchase. The Board of Directors has determined that in view of developments in the law in the 37 years since the Fund was organized, these provisions are no longer necessary or appropriate. In addition, the Board has noted that these types of restrictions are not generally contained in the charters of newer mutual funds.


     In the first instance, the 1940 Act and rules thereunder require that all sales of the Fund's shares be at the net asset value of the Fund plus any applicable sales charges. All variations in sales charges or waivers of sales charges must be disclosed in the Fund's prospectus and statement of additional information. The Board of Directors believes that these disclosure requirements, which became law after the Fund was organized, have eliminated the need for the restriction contained in the Articles of Incorporation that sales to insiders be made 'at a price not less than the price then available to the public.'


     In the second instance, the Fund's transfer agent maintains current records of all shareholder accounts on computer, which permits it to monitor any trading activity by Fund insiders in shares of the Fund. These records could be considered to more accurate and reliable than any reporting by the individuals involved, and should generally serve as the preferred way to monitor any potential abuses arising from insiders trading in Fund shares. Moreover, if this Proposal No. 3 is approved, the Board of Directors intends to adopt internal procedures to replace the reporting requirement contained in the Articles. The Board believes that internal procedures will provide satisfactory protection against a broad range of potential abuses by insiders in this area as well as other areas of trading practices. In addition, Fund management has indicated that during the last 37 years, no instance has been encountered where the existing procedures have led to the need for action by the Fund.


     Based upon the foregoing, the Board of Directors believes that the proposed amendment is in the best interest of shareholders of the Fund.

(C) Elimination of Provisions Dealing with Transactions with Fund Insiders.


     Paragraph 7 of Article Sixth of the Fund's Articles of Incorporation prohibits securities transactions, loans and Fund brokerage transactions between the Fund and certain persons affiliated with the Fund (or certain persons affiliated with such persons). In addition, this paragraph imposes certain restrictions and conditions upon any permitted transactions between the Fund and its directors, officers or employees or companies in which such persons have any interest.


     The Board of Directors believes that the prohibitions contained in this paragraph of the Articles of Incorporation are redundant of, and in some case more restrictive than, prohibitions on related party transactions that are now contained in the 1940 Act and the rules thereunder and in Maryland law. Moreover, these types of specific restrictions are generally not found in mutual fund charters today.

     While the Board recognizes that the elimination of these provisions as proposed might in the future allow the Fund to engage in certain transactions that otherwise are currently prohibited, the Board believes that the protections of the 1940 Act and the rules thereunder as well as the conditions imposed by Maryland law will serve as sufficient protection to the Fund against any potential abuses that could arise in such transactions. Furthermore, although Fund management has indicated that it does not currently foresee any instances where the Fund would enter into transactions now prohibited by the Articles of

Incorporation, the Board of Directors believes that the flexibility gained by eliminating these provisions may be beneficial to the Fund in the future. Accordingly, the Board believes that this proposed amendment is in the best interests of the Fund and its shareholders.


(D) Amendment of Provisions Relating to the Determination of the Fund's Share Price.

     Paragraph 8 of Article Sixth of the Fund's Articles of Incorporation contains, in addition to a general authorization to the Board of Directors to issue shares of the Fund, detailed procedures for determining the Fund's net asset value.

     However, the 1940 Act and the rules thereunder provide the general procedures for the determination of a Fund's offering price and the valuation of its assets (which includes requirements that the Board of Directors establish procedures for valuing certain types of assets). In addition, the Fund must comply with the accounting pronouncements made from time to time by the Securities and Exchange Commission (the 'Commission').


     The proposed language of amended Paragraph 8 makes clear that the issuance of shares will be subject to the 1940 Act and rules thereunder, Maryland law, and any limitations otherwise contained in the Articles and the Fund's By-Laws. This provides maximum flexibility for the Fund to conform to any future changes in the 1940 Act and rules or in Maryland law. Accordingly, the Board of Directors believes that the proposed amendment is in the best interests of the Fund and its shareholders.

(E) Amendments to Liability and Indemnification Provisions.

     The Board of Directors recommends the amendment of the provisions of Paragraph 7 of Article Sixth to provide that directors and officers of the Fund shall not be liable to the Fund or its shareholders for money damages. The amendments would provide further that no future amendment to the Articles of Incorporation or repeal of the limitation of liability or indemnification provisions would limit or eliminate any benefits provided by such provisions with respect to acts or omissions occurring prior to such future amendments. However, the amendments would also make explicit that the indemnification and limitation of liability provisions are subject to the 1940 Act limitations upon exculpation and indemnification. Accordingly, the Articles will state that no Director or officer will be protected from any liability to the Fund and its shareholders that arises from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     The Fund's Articles of Incorporation currently contain a provision granting the Fund's directors, officers, agents and employees indemnification to the full extent permitted by applicable law. While these provisions offer certain comfort to Directors and potential candidates considering serving as

Directors of the Fund, the Board believes that the proposed amendments are desirable for several reasons. For example, by making clear that generally the directors and officers are not liable to the Fund or shareholders for money damages, if a suit were instituted against one or more of the Fund's Directors on behalf of the Fund or its shareholders, this provision may enable the earlier dismissal of claims that are without merit, thus possibly avoiding certain situations where the Fund would have to provide costly indemnification to the Directors.

     Based on the foregoing, the Board of Directors believes that the proposed amendments to the limitation of liability and indemnification provisions are in the best interests of the Fund and its shareholders.

(F) Amendments to Redemption Provisions.


     Article Sixth of the Fund's Articles of Incorporation is proposed to be amended to add as Paragraph 9 three new provisions governing redemptions.

     Proposed Paragraph 9 of Article Sixth replaces and modifies similar provisions currently contained in Article Fourth of the Fund's current Articles. The modifications to those provisions are primarily intended to restate and simplify the conditions regarding redemption of the Fund's shares. However, Proposed Paragraph 9 also adds a provision allowing the Board of Directors to order the redemption of all shares of the Fund. This provision provides a mechanism for the Directors to liquidate the Fund (or any series or class of the Fund) in the event that they determine that the Fund (or such series or class) is no longer viable, and its continuation is no longer in the best interests of its shareholders. In the absence of this provision, a shareholder vote, with its accompanying expense to the Fund, would be necessary.

     The Board of Directors believes that the foregoing proposed amendments are in the best interests of the Fund and its shareholders.


(G) Amendment Governing Binding Effect of Determinations as to Financial
Matters.


     Article Sixth of the Fund's Articles of Incorporation is also proposed to be amended to add as Paragraph 10 a provision regarding the binding effect of certain determinations as to the valuation of Fund assets and liabilities and other financial matters.


     Proposed Paragraph 10 is intended to make clear under the Fund's charter documents that determinations as to valuations of assets and liabilities as well as other financial matters affecting the Fund, made in good faith, and with respect to accounting matters, in accordance with accepted accounting practice, by or under the direction of the Board of Directors will be final, conclusive and binding on the Fund and all of its shareholders. This provision is intended to protect the Fund and its shareholders from potentially expensive challenges to good faith decisions regarding these matters.



     The Board of Directors believes that the foregoing proposed amendment is in the best interests of the Fund and its shareholders.

                          RATIFICATION OF SELECTION OF
                            INDEPENDENT ACCOUNTANTS
                                (PROPOSAL NO. 4)

     Subject to ratification by the shareholders at the Meeting, the Board of Directors (including a majority of the Disinterested Directors), at a special meeting of the Board held January 5, 1996, determined to replace Smith, Brock & Gwinn as the Fund's independent accountants. Thereupon, the Board received and accepted the resignation of Smith, Brock & Gwinn, and approved the selection of KPMG Peat Marwick LLP as the Fund's independent accountants for the fiscal year ending July 31, 1996.

     During the past two fiscal years ended July 31, 1995 and 1994, Smith, Brock & Gwinn served as the Fund's independent accountants. During that period, Smith, Brock & Gwinn did not render an adverse opinion or disclaimer of opinion on the financial statements of the Fund, nor was any opinion qualified or modified as to uncertainty, audit scope, or accounting principles. During such past two fiscal years and the period from August 1, 1995 through January 5, 1996 (the acceptance of the resignation of Smith, Brock & Gwinn), there were no disagreements with Smith, Brock & Gwinn on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.


     None of KPMG Peat Marwick LLP or any of its members have any direct or indirect material financial interest in or connection with the Fund in any capacity other than as independent accountants. Management of the Fund will arrange to have a representative of KPMG Peat Marwick LLP available to answer questions or make a statement at the Meeting if requested to do so by any shareholder at least three business days prior to the Meeting date.

      THE DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE 'FOR' PROPOSAL NO. 4.

                                 OTHER BUSINESS

     The Board of Directors knows of no other business to be brought before the Meeting, but should any other matters requiring the vote of shareholders arise, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.

                          NEXT MEETING OF SHAREHOLDERS

     The Fund generally is not required to hold annual meetings of shareholders, and does not intend to hold periodic or special meetings of shareholders except as required by the 1940 Act. The next meeting of the shareholders of the Fund will be held at such time as the Board of Directors may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Fund at its office a reasonable time prior to the meeting, as determined by the Board of Directors, to be included in the Fund's proxy statement and form of proxy relating to such meeting, and must satisfy all other legal requirements.

     PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED STAMPED PRE-ADDRESSED ENVELOPE.

                                          By order of the Board of Directors
                                          ROBERT BRODY
                                          Chairman

Dated: January 8, 1996

                                                                       EXHIBIT A

 PROPOSED NEW TEXT IS MARKED WITH UNDERSCORE; TEXT TO BE DELETED IS MARKED WITH
                         [BRACKETS AND STRIKETHROUGH].

              ARTICLES OF [INCORPORATION]AMENDMENT AND RESTATEMENT
                                       OF
                           AMERICAN GROWTH FUND, INC.

     [This is to Certify:]AMERICAN GROWTH FUND, INC., a Maryland corporation (the 'Corporation'), HEREBY CERTIFIES:

     [We, the subscribers, James L. Watson, Thomas J. Bracken and Audrey F. Tranberg the post office address of all of whom is No. 10 Light Street, Baltimore, 2, Maryland all being of full legal age, do, under and by virtue of the General Laws of the State of Maryland authorizing the formation of corporations, associate ourselves with the intention of forming a corporation.]

     1. The name of the Corporation is AMERICAN GROWTH FUND, INC. The Corporation desires to amend and restate its charter (the 'Charter') as currently in effect. The original Articles of Incorporation were approved and received by the State Tax Commission of Maryland on July 16, 1958.

     2. Pursuant to Section 2-609 of the Maryland Corporations and Associations Code, these Articles of Amendment and Restatement restate and integrate and further amend the provisions of the Articles of Incorporation of the Corporation.

     3. The text of the Charter of the Corporation as heretofore amended or supplemented is hereby restated and further amended to read in its entirety as follows:

                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                           AMERICAN GROWTH FUND, INC.
                                 ARTICLE FIRST

     The name of the corporation (hereinafter called the Corporation) is American Growth Fund, Inc.

                                 ARTICLE SECOND

     The purpose or purposes for which the Corporation is formed and the business or objects to be transacted, carried on and promoted by it, are as follows:

          (1) To hold, invest and reinvest its funds, and in connection therewith to hold part or all of its funds in cash, and to purchase or otherwise acquire, hold for investment or otherwise, sell, assign, negotiate, transfer, exchange or otherwise dispose of or turn to account or realize upon, securities (which term 'securities' shall for the purposes of this Article, without limitation of the generality thereof, be deemed to include any stocks, shares, bonds, debentures, notes, mortgages or other obligations, and any certificates, receipts, warrants or other instruments representing rights to receive, purchase or subscribe for the same, or evidencing or representing any other rights or interests therein, or in any property or assets) created or issued by any persons, firms, associations, corporations, syndicates, combinations, organizations, governments, or subdivisions thereof; and to exercise, as owner or holder of any securities, all rights, powers and privileges in respect thereof; and to do any and all acts and things for the preservation, protection, improvement and enhancement in value of any and all such securities.

          [; provided, however, that the Corporation shall not

          (a) purchase any securities on margin;

          (b) participate on a joint or joint and several basis in any trading account in any securities;

          (c) contract to sell any security to the extent that the same shall be owned by the Corporation;

          [(d) purchase the securities of any person, firm, association, corporation, syndicate, combination, organization, government (other than the United States of America) or any subdivision thereof, if, upon such purchase,more than 5% of its total assets, determined in such manner as may be approved by the Board of Directors of the Corporation and applied on a consistent basis, would consist of the securities of such person, firm, association, corporation, syndicate, combination, organization, government or subdivision;

          (e) borrow any money, except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 10% of its total assets taken at cost;

          (f) mortgage or pledge any of its property, real or personal;

          (g) lend any of its funds or other assets other than through the purchase of bonds, debentures, notes and other evidences of indebtedness as herein authorized;

          (h) purchase the secutities of any person, firm, association, corporation, syndicate, combination, organization, government or any subdivision thereof, if, upon such purchase, the Corporation would own more than 10% of any class of the outstanding securities of such person, firm, association, corporation, syndicate, combination, organization, government or subdivision. For the purposes of this restriction, all kinds of securities of a company representing debt shall be deemed to constitute a single class, regardless of relative priorities, maturities, conversion rights and other differences, and all kinds of stock of a company preferred over the common stock as to dividends or in liquidation shall be deemed to constitute a single class regardless of relative priorities, series designations, conversion rights and other differences;

          (i) purchase the securities of any investment company or investment trust (as such items may reasonably be understood by the Corporation),

     other than the Corporation, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission or except when such purchase though not made in the open market is part of a plan of merger or consolidation;

          (j) Purchase the securities of any person, firm, association, corporation, syndicate, combination or organization, the business of which has been in continuous operation for less than three years, such period to include the period of operation of any predecessor if the issuer whose securities are proposed to be acquired has come into existence as the result of a merger, consolidation, reorganization or the purchase of substantially all of the assets of such predecessor if the purchase by the Corporation of any such securities at the time thereof would cause more than 5% of the total assets of the Corporation to be invested in securities of the type described in this paragraph (j); provided that any purchases of securities of any such person, firm, association, corporation, syndicate, combination or organization shall be limited to these the business of which at the time of purchase is that of (1) a public utility subject to supervision or regulation as to its rates or charges by a commission or board or officer of the United States or of any state or territory thereof, or of the Government of Canada or of any province of Canada or (2) operating pipe or transmission lines for the transmission of oil, gas or electric energy or like products;

          (k) underwrite the sale of, or participate in any underwriting or selling group in connection with the public distribution of, any securities (other than the capital stock of the Corporation), provided, however, that this provision shall not be construed to prevent or limit in any manner the right of the Corporation to purchase securities for investment purposes;]

          (2) To issue and sell shares of its own capital stock in such amounts and on such terms and conditions, for such purposes and for such amount or kind of consideration (including, without limitation thereto, securities) now or hereafter permitted by the laws of Maryland and by these Articles of Incorporation, as its Board of Directors may determine; provided, however, that the consideration per share to be received by the

     Corporation upon the sale of any shares of its capital stock shall not be less than the net asset value per share of such capital stock outstanding at the time as of which the computation of such net asset value shall be made.

     [;and further provided, that the Corporation shall not, and shall not permit any distributor of the shares of its capital stock to, sell any shares of its capital stock (i) to any officer, director or employee of the Corporation; (ii) to any person or organization furnishing managerial, supervisory or distributing services to the Corporation; or (iii) to any officer, director, partner, trustee or employee of, or person owning of record any of the stock of, any person or organization furnishing managerial, supervisory or distributing services to the Corporation, unless the sale is made at a price not less than the price then available to the public and the Corporation is advised that the purchase is being made for investment and that the purchaser will advise the Corporation of any sale of shares of the capital stock of the Corporation made by the purchaser less than two months after the date of any purchase by him or it of shares of the capital stock of the Corporation].

          (3) To purchase or otherwise acquire, hold, dispose of, resell, transfer, reissue or cancel (all without the vote or consent of the stockholders of the Corporation) shares of its capital stock, in any manner and to the extent now or hereafter permitted by the laws of [said State] Maryland and by these Articles of Incorporation.

          (4) To conduct its business in all of its branches at one or more offices in Maryland and elsewhere in any part of the world, without restriction or limit as to extent.

          (5) To carry out all or any of the foregoing objects and purposes as principal or agent, and alone or with associates or, to the extent now or hereafter permitted by the laws of Maryland, as a member of, or as the owner or holder of any stock of, or shares of interest in, any firm, association, corporation, trust or syndicate; and in connection therewith to make or enter into such deeds or contracts with any persons, firms, associations, corporations, syndicates, governments or subdivisions thereof, and to do such acts and things and to exercise such powers, as a natural person could lawfully make, enter into, do or exercise.

          (6) To do any and all such further acts and things and to exercise any and all such further powers as may be necessary, incidental, relative, conducive, appropriate or desirable for the accomplishment, carrying out or attainment of all or any of the foregoing purposes or objects.

     The foregoing objects and purposes shall, except as otherwise expressly provided, be in no way limited or restricted by reference to, or inference from, the terms of any other clause of this or any other Article of these Articles of Incorporation, and shall each be regarded as independent, and construed as powers as well as objects and purposes, and the enumeration of specific purposes, objects and powers shall not be construed to limit or restrict in any manner the meaning of general terms or the general powers of the Corporation now or hereafter conferred by the laws of the State of Maryland, nor shall the expression of one thing be deemed to exclude another, though it be of like nature, not expressed; provided, however, that the Corporation shall not have the power to carry on within the State of Maryland any business whatsoever the carrying on to which would preclude it from being classified as an ordinary business corporation under the laws of said State; nor shall it carry on any business, or exercise any powers, in any other state, territory, district or country except to the extent that the same may lawfully be carried on or exercised under the laws thereof.

                                 ARTICLE THIRD

     The post office address of the place at which the principal office of the Corporation in the State of Maryland will be located is [10 Light] 32 South Street, Baltimore [2], Maryland 21202.


     The Corporation's resident agent is The Corporation Trust Incorporated, whose post office address is [10 Light] 32 South Street, Baltimore [2], Maryland 21202. Said resident agent is a corporation of the State of Maryland.

                                 ARTICLE FOURTH

          (1) The total [amount of authorized capital stock of the Corporation and the number and par value of its shares is $500,000, consisting of 50,000,000 shares of the par value of one cent each, all of one class. (2) At all meetings of stockholders each stockholder of the Corporation shall be entitled to one vote for each share of stock standing in his name on the books of the Corporation on the date, fixed in accordance with the By-Laws, for determination of stockholders entitled to vote at such meeting. Any factional share shall carry proportionately all the rights of a whole share, including the right to vote and the right to receive dividends.] number of shares which the Corporation has authority to issue is fifty million (50,000,000) shares of capital stock of the par value of one cent ($0.01) each, having an aggregate par value of five hundred thousand dollars ($500,000). Until its name may be changed pursuant to Paragraph 3 of this Article Fourth or any of such shares are reclassified pursuant to Paragraph 2 hereof, all such shares shall be of one series which shall bear the same name as that of the Fund. Until the Board of Directors may reclassify any of such shares pursuant to Paragraph 2 of this Article Fourth, all shares of the Corporation's common stock shall be of one class, designated 'Class D Common Stock.'

          (2) The Board of Directors may classify and reclassify any unissued shares of capital stock (whether or not such shares have been previously classified) into one or more additional or other classes or series as may be established from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of or rights to require redemption of such shares of capital stock and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series.

          (3) The Board of Directors may change the name or other designation of any series or class of shares of capital stock whether or not shares of such series or class are issued and outstanding, provided that such change in name or other designation does not change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock.

          (4) Each series of stock of the Corporation shall relate to a separate portfolio of investments. All shares of stock within each series shall be identical except that there may be variations among the different series, including, without limitation, as to the purchase price, determination of net asset value, designations, preferences, conversion or other rights, voting powers, restrictions, allocations of expenses, special and relative rights and limitations as to dividends and on liquidation, qualifications or terms or conditions of or rights to require redemption of such shares of stock.

             (a) Except as the Board of Directors otherwise may provide when classifying or reclassifying any shares of stock into separate series, all consideration received by the Corporation for the issue or sale of shares of stock of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds received thereon, including any proceeds derived from the sale, exchange or liquidation of such assets, any funds or payments derived from any reinvestment of such proceeds, and any assets, income, earnings, profits, and proceeds thereof, funds or payments that are not readily identifiable as belonging to any particular series ('General Assets') allocated to a series, shall constitute assets of that series, in contrast to other series (subject only to the rights of creditors) and are herein referred to as assets 'belonging to' that series. Except as herein expressly provided, any General Assets shall be allocated by or under the supervision of the Board of Directors to and among any one or more of the series established and designated from time to time, in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable. Such decisions by the Board of Directors shall be final and conclusive.

             (b) The assets belonging to each series of stock shall be charged with the liabilities of the Corporation in respect of that series and with all expenses, costs, charges, and reserves attributable to that series. Such liabilities, expenses, costs, charges, and reserves, together with any liabilities, expenses, costs, charges, or reserves of the Corporation that are not readily identifiable as belonging to any particular series ('General Liabilities') allocated to that series, shall constitute the liabilities of that series, in contrast to other series, and are herein referred to as 'belonging to' that series. Except as herein expressly provided, any General Liabilities shall be allocated by or under the supervision of the Board of Directors to and among any one or more of the series established and designated from time to time, in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable. Such decisions by the Board of Directors shall be final and conclusive.

          (5) Expenses related to the distribution of, and other identified expenses that should properly be allocated to, the shares of a particular class or series of capital stock may be charged to and borne solely by such class or series and the bearing of expenses solely by a class or series of capital stock may be appropriately reflected (in a manner determined by the Board of Directors) and cause differences in the net asset value attributable to, and the dividend, redemption and liquidation rights of, the shares of each class or series of capital stock.

          (6) Unless otherwise expressly provided in the charter of the Corporation, including any Articles Supplementary thereto, the holders of each class or series of capital stock shall be entitled to dividends and distributions in such amounts and at such times as may be determined by the Board of Directors, and the dividends and distributions paid with respect to the various classes or series of capital stock may vary among such classes and series. Dividends and distributions with respect to a series may be declared or paid only out of the net assets belonging to that series. Dividends on a class or series may be declared or paid only out of the net assets of that class or series.

          (7) Unless otherwise expressly provided in the charter of the Corporation, including any Articles Supplementary thereto, on each matter submitted to a vote of stockholders, each holder of a share of capital stock of the Corporation shall be entitled to one vote for each share standing in such holder's name on the books of the Corporation, irrespective of the class or series thereof, and all shares of all classes and series shall vote together as a single class; provided, however, that
     (a) as to any matter with respect to which a separate vote of any class or series is required by the Investment Company Act of 1940, or any rules, regulations or orders issued thereunder, or by the Maryland General Corporation Law, such requirements as to a separate vote by that class or series shall apply in lieu of a general vote of all classes and series as described above, (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more classes or series, then, subject to clause (c) below, the shares of all other classes and series not entitled to a separate class vote as a single class, and (c) as to any matter which does not affect the interests of a particular class or series, such class or series shall not be entitled to any vote and only the holders of shares of the affected classes or series, if any, shall be entitled to vote.

          (8) The presence in person or by proxy of the holders of a majority of the shares of capital stock of the Corporation outstanding and entitled to vote thereat shall constitute a quorum at any meeting of the shareholders. If at any meeting of the shareholders there shall be less than a quorum present, the shareholders present at such meeting may, without further notice, adjourn the same from time to time until a quorum shall attend, but no business shall be transacted at any such adjourned meeting except such as might have been lawfully transacted had the meeting not been adjourned. Cumulative voting shall not be allowed at any meeting of the stockholders of this Corporation.

          [(3) That for a period of six months from and after the public offering of the stock of this Corporation, this Corporation shall be a closed-end investment company, and at the expiration of said six-months period shall automatically become an open-end investment company; however the Board of Directors of this Corporation shall have the power to declare this Corporation an open-end investment company at any time prior thereto by resolution specifying the date and time when this Corporation shall be an open-end investment company.]

             (a) Each holder of the capital stock of the Corporation, upon request to the Corporation accompanied by surrender of the appropriate stock certificate or certificates in proper form for transfer, shall be entitled to require the Corporation to redeem all or any part of the shares of capital stock standing in the name of such holder on the books of the Corporation, at the net asset value of such shares. The method of such net asset value, the time as of which such net asset value shall be computed and the time within which the Corporation shall make payment therefor shall be determined as hereinafter provided in Article SIXTH of these Articles of Incorporation. Notwithstanding the foregoing, the Board of Directors of the Corporation may suspend the right of the holders of the capital stock of the Corporation to require the Corporation to redeem shares of such capital stock to require the Corporation to redeem shares of such capital stock (i) for any period
        (A) during which the New York Stock Exchange is closed other than the customary week-end and holiday closings, or (B) during which trading on the New York Stock Exchange is restricted; (ii) for any period during which an emergency, as defined by rules of the Securities and Exchange Commission or any successor thereto, exists as a result of which (A) disposal of the Corporation of securities owned by it is not reasonably practicable, or (B) it is not reasonably practicable for the Corporation fairly to determine the value of its net assets; or (iii) for such other periods as the Securities and Exchange Commission or any successor thereto may by order permit for the protection of security holders of the Corporation.

             (b) On and after such time all shares of the capital stock of the Corporation now or hereafter authorized shall be subject to redemption and redeemable, in the sense used in the General Laws of the State of Maryland authorizing the formation of corporations, at the redemption price for any such shares, determined in the manner set out in these Articles of Incorporation or in any amendment thereto. In the absence of any specification as to the purposes for which shares of the capital stock of the Corporation are redeemed or repurchased by it, all shares so redeemed or repurchased shall be deemed to be acquired for retirement in the sense contemplated by the laws of the State of Maryland and the number of the authorized shares of the capital stock of the Corporation shall not be reduced by the number of any shares redeemed or repurchased by it.]

          (9) Unless otherwise expressly provided in the charter of the Corporation, including any Articles Supplementary thereto, subject to compliance with the requirements of the Investment Company Act, the Board of Directors shall have the authority to provide that holders of shares of any class or series shall have the right to convert or exchange said shares into shares of one or more other classes or series of shares in accordance with such requirements and procedures as may be established by the Board of Directors.

          (10) Notwithstanding any provisions of the Maryland General Corporation Law requiring a greater proportion than a majority of the votes of all classes or series of capital stock of the Corporation (or any class or series entitled to vote thereon as a separate class or series) to take or authorize any action, the Corporation is hereby authorized (subject to the requirements of the Investment Company Act of 1940, or any rules, regulations and orders issued thereunder) to take such action upon the concurrence of a majority of the aggregate number of shares of capital stock of the Corporation entitled to vote thereon (or a majority of the aggregate number of shares of a class or series entitled to vote thereon as a separate class or series).

          (11) Unless otherwise expressly provided in the charter of the Corporation, including any Articles Supplementary creating any class or series of capital stock, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of all classes and series of capital stock of the Corporation shall be entitled, after payment or provision for payment of the debts and other liabilities of the Corporation, to share ratably in the remaining net assets of the Corporation; provided, however, that in the event the capital stock of the Corporation shall be classified or reclassified into series, holders of any shares of capital stock within such series shall be entitled to share ratably (after taking into account are expenses attributable to any separate clauses of such series) out of the assets belonging to such series.

          (4) Notwithstanding any provision of law requiring any action to be taken or authorized by the affirmative vote of the holders of a majority or other designated proportion of the shares, or to be otherwise taken or authorized by a vote of the stockholders, such action shall be effective and valid if taken or authorized by the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote thereon pursuant to the provisions of these Articles of Incorporation.

          (12)[(5)] No holder of stock of the Corporation shall, as such holder, have any right to purchase or subscribe for any shares of the capital stock of the Corporation of any class which it may issue or sell (whether out of the number of shares authorized by these Articles of Incorporation, or out of any shares of the capital stock of the Corporation acquired by it after the issue thereof, or otherwise) other than such right, if any, as the Board of Directors, in its discretion, may determine.

          (13) Any fractional share shall carry proportionately all the rights of a whole share, including the right to vote and the right to receive dividends.

          (14)[(6)] All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of these Articles of Incorporation.

          (15) Any reference to 'shares,' 'stock' or 'shares of stock' in these Articles of Incorporation shall be deemed to refer, unless the context otherwise requires, to the shares of each separate class and/or series. As used in the charter of the Corporation, the terms 'charter' and 'Articles of Incorporation' shall mean and include these Articles of Incorporation as amended, supplemented and restated from time to time whether by Articles of Amendment, Articles Supplementary, Articles of Restatement or otherwise.

                                 ARTICLE FIFTH


     The number of Directors of the Corporation shall be [three] five, and the names of those who shall act as such [until the first annual meeting or] until their successors are duly chosen and qualified are as follows:

                   Robert D. Brody
                   [Harry A. Feder] Michael J. Baum, Jr.
                   [Arnold J. Cohodas] Eddie R. Bush
                   Don S. Strauss
                   Harold Rosen

     However, the By-Laws of the Corporation may fix the number of Directors at a number greater or less than that named in these Articles of Incorporation, provided that in no case shall the number of Directors be less than three, and may authorize the Board of Directors, by the vote of a majority of the entire Board of Directors, to increase or decrease the number of Directors fixed by these Articles of Incorporation or by the By-Laws within a limit specified in the By-Laws and to fill the vacancies created by any such increase in the number of Directors. Unless otherwise provided by the By-Laws of the Corporation, the Directors of the Corporation need not be stockholders therein.

                                 ARTICLE SIXTH

     The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the Corporation and of the Directors and stockholders.

          (1) The By-Laws of the Corporation may divide the Directors of the Corporation into classes and prescribe the tenure of office of the several classes, but no class shall be elected for a period shorter than that from the time of the election following the division into classes until the next annual meeting and thereafter for a period shorter than the interval between annual meetings or for a longer period than five years, and the term of office of at least one class shall expire each year. Notwithstanding the foregoing, no such division into classes shall be made prior to the first annual meeting of stockholders of the Corporation.

          (2) The holders of shares of the capital stock of the Corporation shall have the right to inspect the records, documents, accounts and books of the Corporation, subject to reasonable regulations of the Board of Directors, not contrary to Maryland law, as to whether and to what extent, and at what times and places, and under what conditions and regulations, such right shall be exercised.

          (3) Any Director, or any officer elected or appointed by the Board of Directors or by any committee of said Board or by the stockholders or otherwise, may be removed at any time, with or without cause, in such lawful manner as may be provided in the By-Laws of the Corporation.

          (4) If the By-Laws so provide, the Board of Directors of the Corporation shall have the power to hold their meetings, to have an office or offices and, subject to the provisions of the laws of Maryland, to keep the books of the Corporation outside of said State at such places as may from to time be designated by them.

          (5) In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the Board of Directors may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the express provisions of the laws of Maryland, of these Articles of Incorporation and of the By-Laws of the Corporation.

          (6) Shares of stock in other corporations shall be voted by the President or a Vice-President, or such officer or officers of the Corporation as the Board of Directors shall designate for the purpose, or by a proxy or proxies thereunto duly authorized by the Board of Directors, except as otherwise ordered by vote of the holders of a majority of the shares of the capital stock of the Corporation outstanding and entitled to vote in respect thereto.

          [7(a) The Corporation shall not purchase from or sell to (i) any officer, director or employee of the Corporation, (ii) any partnership of which any officer, director or employee of the Corporation is a member,
     (iii) any corporation or association of which any officer, director or employee of the Corporation is an officer, director or trustee, (iv) any person or organization furnishing managerial, supervisory or distributing services to the Corporation (v) any officer, director, partner, trustee or employee of, or person owning or record any of the stock of, any person or organization furnishing managerial, supervisory or distributing services,
     (vi) any partnership of which any officer, director, partner, trustee or employee of, or person owning of record any of the stock of, any person or organization furnishing such managerial, supervisory or distributing services, is a member, or (vii) any corporation or association of which any officer, director, partner or trustee of, or person owning of record any of the stock of, any person or organization furnishing such managerial, supervisory or distributing services, is an officer, director or trustee, as principals, any securities (other than stock which may be issued by the Corporation), nor shall the Corporation make any loan to any officer, director or employee of the Corporation, to any partnership of which any officer, director or employee of the Corporation is a member, to any corporation or association of which any officer, director or employee of the Corporation is an officer, director or trustee, to any person or organization furnishing managerial, supervisory or distributing services to the Corporation, or to any officer, director, partner, trustee or employee of, or person owning of record any of the stock of, any person or organization furnishing such managerial, supervisory or distributing services, nor shall any person, partnership, association or corporation with which the Corporation may have any management or distributing contract, or any officer, director or employee of the Corporation, either directly or through a partnership, association or corporation, be paid any brokerage commissions in the purchase and/or sale of securities for the account of the Corporation, provided any such person or entity may act as broker in connection with the sale of securities to or by the Corporation in accordance with Section 17(e)(2) of the Investment Company Act of 1940 and the rules and regulations promulgated by the Securities and Exchange Commission thereunder or any successor statute and rules and regulations promulgated by the Securities and Exchange Commission under such successor statute and any officer, director, employee or stockholder of the Corporation, either directly or through a partnership association, or corporation, may act as distributor or underwriter in connection with the sale of stock which may be issued by the Corporation.

          (b) Subject only to the provisions of subdivision (a) of this paragraph (7) and the provisions of the Investment Company Act of 1940, any director, officer or employee individually, or any partnership of which any director, officer or employee may be a member, or any corporation or association of which any director, officer or employee may be an officer, director, trustee, employee or stockholder, may be a party to, or may be pecuniarily or otherwise interested in, any contract or transaction of the Corporation, and in the absence of fraud no contract or other transaction shall be thereby affected or invalidated; provided that in case a director, or a partnership, corporation or association of which a director is a member, officer, director, trustee, employee or stockholder is so interested, such fact shall be disclosed or shall have been known to the Board of Directors or a majority thereof; and any director of the Corporation who is so interested, or who is also a director, officer, trustee, employee or stockholder of such other corporation or association or a member of such partnership which is so interested, may be counted in determining the existence of a quorum at any meeting of the Board of Directors of the Corporation which shall authorize any such contract or transaction, and may vote thereat to authorize any such contract or transaction, with like force and effect as if he were not such director, officer, trustee, employee or stockholder of such other corporation or association or not so interested or a member of a partnership so interested.

          (7)[(e)] Liability and Indemnification.

             (a) A director and an officer, agent or employee of the Corporation shall be indemnified by the Corporation to the fullest extent allowed by the Maryland General Corporation Law (the 'Maryland Law') as it now exists and to such increased or expanded indemnification as may be allowed, required or permitted by any future amendment to the Maryland Law; and each director and officer, agent or employee shall also be entitled to the fullest indemnification which is now or hereafter permitted under any applicable law, rule, regulation, contract, bylaw or otherwise; and such rights to indemnification shall, except as otherwise provided in the Maryland law, not be deemed exclusive of any other rights to which each director, officer, agent or employee may be entitled apart from Maryland Law. The bylaws may also limit or restrict the indemnification to which any director, officer, agent or employee may be entitled.

          [(d) Specifically, but without limitation of the foregoing, the Corporation may enter into a management contract and other contracts, and may otherwise do business with the firm of Maurice S. Brody Investment Research Corporation as investment advisors and counselors.


          (8) The Board of Directors is hereby empowered to authorize the issuance and sale, from time to time, of shares of the capital stock of the Corporation, whether for cash at not less than the par value thereof or for such other consideration including securities as the Board of Directors may deem advisable, in the manner and to the extent now or hereafter permitted by the laws of Maryland; provided, however, that the consideration per share to be received by the Corporation upon the sale of any shares of its capital stock shall not be less than the net asset value per share of such capital stock outstanding at the time as of which the computation of such net asset value shall be made. For purposes of the computation of net asset value, as in these Articles of Incorporation referred to, the following rules shall apply:

          (a) The net asset value of each share of capital stock of the Corporation surrendered to the Corporation for redemption pursuant to the provisions of paragraph (3)(a) of Article Fourth of these Articles of Incorporation shall be determined as of the close of business on the first full business day on which the New York Stock Exchange is open next succeeding the date on which such capital stock is so surrendered.

          (b) The net asset value of each share of the capital stock of the Corporation for the purpose of the issue of such capital stock at its net asset value shall be determined either as of the close of business on the last business day on which the New York Stock Exchange was open next preceding the date on which a subscription to such stock was accepted, or in accordance with any provisions of the Investment Company Act of 1940, any rule or regulation thereunder, or any rule or regulation made or adopted by any securities association registered under the Securities Exchange Act of 1934.

          (c) The net asset value of each share of the capital stock of the Corporation, as of the close of business on any day, shall be the quotient obtained by dividing the value, as at such close, of the net assets of the Corporation (i.e., the value of the assets of the Corporation less its liabilities exclusive of capital stock and surplus) by the total number of shares of capital stock outstanding at such close, all determined and computed as follows:

                (i) The assets of the Corporation shall be deemed to include (A) all cash on hand, on deposit, or on call, (B) all bills and notes and accounts receivable, (C) all shares of stock and subscription rights and subscription rights and other securities owned or contracted for by the Corporation, other its own capital stock, (D) all interest accrued on any interest bearing securities owned by the Corporation and (E) all other property of every kind and nature including prepaid expenses; the value of such assets to be determined as follows:

                In determining the value of the assets of the Corporation for the purpose of obtaining the net asset value, each security listed on the New York Stock Exchange shall be valued on the basis of the closing sale thereof on the New York Stock Exchange on the business day as of which such value is being determined. If there be no sale on such day then the security shall be valued on the basis of the mean between closing bid and asked prices on such day. If no bid and asked prices are quoted for such day, then the security shall be valued by such method as the Board of Directors shall deem to reflect its fair market value. Securities not listed on the New York Stock Exchange shall be valued in like manner on the basis of quotations on any other stock exchange which the Board of Directors may from time to time approve for that purpose, or by such other method as the Board of Directors shall deem to reflect their fair market value, and all other assets of the Corporation shall be valued by such method as they shall deem to reflect their fair market value. At such time as the Board of Directors shall determine that quotations on the New York Stock Exchange or other approved exchanges are not readily available to management of the Fund, the Board of Directors may authorize the substitution, for New York Stock Exchange or other exchange quotations, of recognized composite quotations, from any source approved by the Board, for purposes of valuation in the manner set forth in this Section. Such composite quotations shall thereafter substitute for such valuation in lieu of stock exchange quotations as long as recognized composite quotations are available for the security to be valued.

                (ii) The liabilities of the Corporation shall be deemed to include (A) all bills and notes and accounts payable, (B) all administrative expenses payable and/or accrued (including management fees), (C) all contractual obligations for the payment of money or property, including the amount of any unpaid dividend declared upon the Corporation's stock and payable to stockholders of record on or before the day as of which the value of the Corporation's stock is being determined, (D) all reserves, if any, authorized or approved by the Board of Directors for taxes, including reserves for taxes at current rates based on any unrealized appreciation in the value of the assets of the Corporation and (E) all other liabilities of the Corporation of whatsoever kind and nature except liabilities represented by outstanding capital stock and surplus of the Corporation.

                (iii) For the purposes hereof (A) Capital stock subscribed for shall be deemed to be outstanding as of the time of acceptance of any subscription and the entry thereof on the books of the Corporation and the net price thereof shall be deemed to be an asset of the Corporation; and (B) Capital stock surrendered for redemption by the Corporation pursuant to the provisions of paragraph (3)(a) of Article FOURTH of these Articles of Incorporation shall be deemed to be outstanding until the close of business on the date as of which such value is being determined as provided in paragraph (8)(a) of this Article SIXTH and thereupon and until paid the price thereof shall be deemed to be a liability of the Corporation.


          (d) The net asset value of each share of the capital stock of the Corporation, as of any time other than the close of business on any day, may be determined by applying to the net asset value as of the close of business on the preceding business day, computed as provided in paragraph
     (8)(c) of this Article SIXTH such adjustments as are authorized by or pursuant to the direction of the Board of Directors and designed reasonably to reflect any material changes in the market value of securities and other assets held and any other material changes in the assets or liabilities of the Corporation and in the number of its outstanding shares which shall have taken place since the close of business on such preceding business day.

          (e) In addition to the foregoing, the Board of Directors is empowered, in its absolute discretion, to establish other bases or times, or both, for determining the net asset value of each share of the capital stock of the Corporation.

          (f) Payment of the net asset value of capital stock of the Corporation surrendered to it for redemption pursuant to the provisions of paragraph
     (3)(a) of Article FOURTH of these Articles of Incorporation shall be made by the Corporation within seven days after surrender of such stock to the Corporation for such purpose, to the extent that the Corporation shall have any surplus available for such purpose as aforesaid, and out of such surplus. Any such payment may be made in portfolio securities of the Corporation and/or in cash, as the Board of Directors shall deem advisable, and no shareholder shall have a right, other than as determined by the Board of Directors, to have his shares redeemed in kind. For the purpose of determining the amount of any payment to be made, pursuant to paragraph
     (3)(a) of said Article FOURTH, in portfolio securities, such securities shall be valued as provided in subdivision (c)(i) of paragraph (8) of this Article SIXTH.

          (g) In the case of shares of stock of the Corporation issued in whole or in part in exchange for securities, there may, at the discretion of the Board of Directors of the Corporation, be included in the value of said securities, for the purpose of determining the number of shares of stock of the Corporation issuable in exchange therefor, the amount, if any, of brokerage commissions (not exceeding an amount equal to the rates payable in connection with the purchase of comparable securities on the New York Stock Exchange) or other similar costs of acquisition of such securities paid by the holder of said securities in acquiring the same.]

             (b) Subject to any limitation imposed by the Investment Company Act, to the maximum extent permitted by the General Laws of the State of Maryland from time to time in effect, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

             (c) Neither the amendment of these Articles of Incorporation nor the repeal of any provision hereof, shall limit or eliminate the benefits provided to directors and officers under the foregoing provisions in connection with any act or omission that occurred prior to such amendment or repeal.

             (d) Nothing in these Articles of Incorporation shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its shareholders to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

          (8) The Board of Directors of the Corporation is hereby empowered to authorize, without shareholder approval, the issuance and sale from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, in each case upon such terms and conditions and for such consideration as such Board of Directors may deem advisable, subject to such limitations as are contained in these Articles of Incorporation, the by-laws of the Corporation, the laws of the State of Maryland, and the Investment Company Act and the rules thereunder.

          (9) Redemptions.

             (a) Each holder of shares of stock of the Corporation shall be entitled to require the Corporation to redeem all or any part of the shares of stock of the Corporation standing in the name of such holder on the books of the Corporation, and all shares of stock issued by the Corporation shall be subject to redemption by the Corporation, at the redemption price of such shares as in effect from time to time as may be determined by the Board of Directors of the Corporation in accordance with the provisions hereof, subject to the right of the Board of Directors of the Corporation to suspend the right of redemption of shares of stock of the Corporation or postpone the date of payment of such redemption price in accordance with the provisions of applicable law.

             (b) All shares of stock of the Corporation shall be redeemable at the option of the Corporation. The Board of Directors may by resolution from time to time authorize the Corporation to require the redemption of all or any part of the outstanding shares of any class or series upon such terms and conditions as the Board of Directors, in its discretion, shall deem advisable, and upon the sending of written notice thereof to each holder whose shares are to be redeemed.

             (c) The redemption price of shares of stock of the Corporation shall be the net asset value thereof as determined by the Board of Directors of the Corporation or under its direction from time to time in accordance with the provisions of applicable law, less such redemption or other charge, if any, as may be fixed by the Board of Directors of the Corporation. Payment of the redemption price shall be made by the Corporation at such time and in such manner as may be determined from time to time by the Board of Directors of the Corporation in accordance with the provisions of applicable law.

          (10) Any determination made in good faith and, so far as accounting matters are involved, in accordance with accepted accounting practice by or pursuant to the direction of the Board of Directors, as to the amount of the assets, debts, obligations or liabilities of the Corporation (or of any class or series thereof), as to the amount of net income from dividends and interest for any period or amounts at any time legally available for the payment of dividends, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating such reserves or charges, as to the use, alteration or cancellation of any reserves or charges (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged or shall be then or thereafter required to be paid or discharged), as to the price of any security or other asset owned or held by the Corporation (or any series thereof), as to the number of shares of the Corporation (or any class or series thereof) outstanding, as to the estimated expense to the Corporation (or any class or series thereof) in connection with purchases of its shares, as to the ability to liquidate securities in an orderly fashion, or as to any other matters, including, but not limited to those relating to the issue, sale, purchase and/or other acquisition or disposition of securities or shares of the Corporation (or any class or series thereof) shall be final and conclusive, and shall be binding upon the Corporation and all holders of its shares, past, present and future, and shares of the Corporation (and any class or series thereof) are issued and sold on the condition and understanding, evidenced by acceptance of certificates for such shares by, or confirmation of such shares being held for the account of, any shareholder, that any and all determinations shall be binding as aforesaid.

                                ARTICLE SEVENTH

     The term of existence of this Corporation shall be perpetual.

                                 ARTICLE EIGHTH

     From time to time any of the provisions of these Articles of Incorporation may be amended, altered or repealed (including amendments altering contract rights and any amendment which changes the terms of any of the outstanding stock by classification, reclassification or otherwise), upon the vote of the holders of a majority of the shares of capital stock of the Corporation at the time outstanding and entitled to vote, and other provisions which might under the statutes of the State of Maryland at the time in force be lawfully contained in articles of incorporation, may be added or inserted upon the vote of the holders of a majority of the shares of capital stock of the Corporation at the time outstanding and entitled to vote, and all rights at any time conferred upon the stockholders of the Corporation by these Articles of Incorporation are granted subject to the provisions of this Article EIGHTH. The Corporation shall notify the stockholders in its next subsequent regular report to the stockholders of any amendment to these Articles of Incorporation.

     1. The foregoing Articles of Amendment and Restatement have been effected in the manner and by the vote required by the Corporation's Charter and the laws of the State of Maryland. Pursuant to Section 2-604 of the Maryland Corporations

and Associations Code, these Articles of Amendment and Restatement were advised and approved by a majority of the entire Board of Directors of the Corporation and approved by the stockholders.

     2. The current address of the principal office of the Corporation and the name and address of the Corporation's current resident agent are as set forth in Article THIRD of the Corporation's Charter as [The term 'these Articles of Incorporation' as used herein and in the By-Laws of the Corporation shall be deemed to mean these Articles of Incorporation as from time] amended and restated by these Articles of Amendment and Restatement.

     3. The number of directors of the Corporation and the names of those currently in office are as set forth in Article FIFTH of the Corporation's Charter as amended and restated by the Articles of Amendment and Restatement.

     The undersigned President acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

     IN WITNESS WHEREOF, [we have signed these ARTICLES OF INCORPORATION on this day of July, 1958.] the Corporation has caused these Articles to be signed in its name and on its behalf by its President and attested to by its Secretary on
this     day of February, 1996.

[Witness:] Attest:                      AMERICAN GROWTH FUND, INC.

                                        By:
Secretary                                      President

                   AMERICAN GROWTH FUND, INC.
        410 17th Street, Suite 800, Denver, Colorado 80202


   This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Timothy E. Taggart and D. Leann Baird as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them acting singly or jointly to represent and to vote, as designated on the reverse side hereof, all shares of American Growth Fund, Inc. (the "Fund") held of record by the undersigned on December 26, 1995 at the Special meeting of shareholders to be held on February 15, 1996, or any adjournment thereof.



This proxy when properly executed will be voted in the manner directed by the undersigned Shareholder. If no direction is made, this proxy will be voted for Proposals Nos. 2, 3 (including each of the sub-proposals thereof) and 4 and for each of the nominees for Directors named in Proposal No. 1.


By signing and dating this card you authorize the proxies to vote the proposals as marked or, if not marked, to vote "FOR" the proposals, and to use their discretion to vote any other matters as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.


PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE


PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

[X]  PLEASE MARK VOTES AS IN THIS EXAMPLE


1.        Election of Directors.


           FOR         WITHHOLD      FOR ALL EXCEPT


Robert Brody, Michael J. Baum, Jr., Eddie R. Bush, Don S. Strauss and Harold
Rosen


INSTRUCTION: To withhold authority for any individual nominee, mark the "For All Except" box and strike a line through the nominee's name in the list above.


2.

          To approve or disapprove amendments to the Articles of Incorporation of the Fund to authorize the designation and redesignation of the Fund's shares into one or more series and/or classes of shares.

             FOR         AGAINST         ABSTAIN

3. To approve or disapprove further amendments to the Articles of Incorporation of the Fund as follows:



     a.      Elimination of Investment Restrictions Contained in Article Second.


             FOR         AGAINST         ABSTAIN


     b. Elimination of Reporting Requirements in Connection with, and Restrictions on, Sales of Fund shares to Certain Persons.

             FOR         AGAINST         ABSTAIN

     c.      Elimination of Provisions Dealing with Transactions with Fund
             Insiders.


             FOR         AGAINST         ABSTAIN


 d. Elimination of Provisions Relating to the Determination of the Fund's Share Price.



             FOR         AGAINST         ABSTAIN


     e.    Amendments to Liability and Indemnification Provisions.


             FOR         AGAINST         ABSTAIN


     f.    Amendments to Redemption Provisions.


             FOR         AGAINST         ABSTAIN


     g. Amendment Governing Binding Effect of Determinations as to Financial Matters.


             FOR         AGAINST         ABSTAIN


4. To ratify the selection of KPMG Peat Marwick LLP as independent auditors.


             FOR         AGAINST         ABSTAIN


RECORD DATE SHARES:


Please be sure to sign and date this Proxy.      Date _______________________



               Shareholder sign here             Co-owner sign here




DETACH CARD